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                                                   [SHIP LOGO VANGUARD/(R)/]












Vanguard Fenway Funds



Supplement to the Statement of Additional Information Dated June 23, 2008

Under the heading "Vanguard Equity Income Fund" in the section on Investment Advisory Services, the following text replaces similar text on page B-33:

     The Fund pays Wellington Management a basic advisory fee at the end of each of the Fund's fiscal quarters, calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the FTSE High Dividend Yield Index (the Benchmark). The investment performance will be based on the cumulative return of the Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Benchmark for the same period.





































(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                     SAI65A 092008